Exhibit 10.22
ABN AMRO
                                CREDIT AGREEMENT

The undersigned:
1. Suplusco Holding B.V., established in Beusichem, Key Technology B.V., established in Beusichem, (new) hereinafter (together and individually) referred to as 'the Borrower',

2. ABN AMRO Bank N.V., having its registered office in Amsterdam, the Netherlands, hereinafter referred to as 'ABN AMRO'

Have agreed as follows:
On the basis of the information supplied to ABN AMRO, the Borrower is granted a facility on the terms and conditions and at the rates and charges stated in this agreement and the appendix hereto. The facility is granted to finance the Borrower's business activities

The new 10-year loan is granted particularly to finance the repayment of (a part of) the current account debts to Key Technology Inc. in Walla Walla, WA, U.S.A. by the Borrower.

The contingent liability facility is granted to finance to issue bankguarntees.

Facility amount                           EUR 3,326,721.73 (was: EUR 440,166.78)

Breakdown of facility amount
Overdraft facility                        EUR 1,500,000.-- (was: EUR 113,445.05)
10-year loan                              EUR 308,570,52
10-year loan                              EUR 500,000.- (new)
Contingent liability facility             EUR 1,000,000.-- (new)

Overdraft facility

The Borrower may draw under the overdraft facility, subject of course to the credit limit, up to 70% of the total amount of receivables pledged in favour of and acceptable to ABN AMRO. (new)

The following receivables will in no event be acceptable:
-    receivables older than three months
- receivables not accepted by Netherlands Export Credit Agency (Nederlandsche Crediet Verzekering Maatschappij (NCM))
-    intra-group receivables, e.g. from subsidiaries
-    receivables for which a provision has been made.

The 10-year loan of EUR 326,721.73

This loan will be continued unaltered and on the existing terms and conditions, with the proviso that it will now also be subject to the joint an several liability of Key Technology B.V.

The new 10-year loan

Drawing

In one amount, not later than the 1st of September 2002

Repayment of principal

In 40 successive three-monthly instalments of EUR 12,500.-- each, the first instalment being due on the 1st of January 2003.

                                   ABN AMRO Bank N.V., gevestigd te Amsterdam
                                   Handelsregister K.v.K. Amsterdam, nr 33002587


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ABN AMRO
                                            continuation Credit Agreement page 2

Rates and charges

Overdraft facility

- Current debit interest rate                 5.75% per annum
   which is made up of:
   - ABN AMRO Euro Base rate                  4.00% p.a. (minimum 3.00%)
   - Margin                                   1.75% p.a.

The 10-year loan

  - Interest, 1 year fixed                    5.25% p.a.
Interest will be payable three-monthly in arrear, beginning on the 1st of October 2002. The interest rate will be refixed on the 1st of October 2003.

Security and covenants

- Revolving mortgage of EUR 726,048.35 plus 40% for interest and costs, on the property located at Beusichem, Beijerdstraat 14. Fuller details are included in the mortgage deed.

- Intercompany liability of all parties named under 1. above, to be laid down in an intercompany liability agreement. (new)

-    Pledge of stocks. (new)

-    Pledge of business chattels. (new)

-    Pledge of receivables. (new)

Though obliged to pledge the receivables to ABN AMRO on an on-going basis, the Borrower need only provide ABN AMRO, until further notice, with an itemised and duly signed list of pledged receivables at the beginning of every month. (new)

- Pursuant to article 18 of the ABN AMRO General Banking Conditions, ABN AMRO shall have a pledge on all goods, documents of title and securities, which are in the possession or will come into the possession of ABN AMRO or of a third party on behalf of ABN AMRO from or for the benefit of the Borrower on any account whatsoever, on all shares forming part of a collective deposit within the meaning of the Securities Giro Administration and Transfer Act ('Wet giraal effectenverkeer'), which are in the possession or will come into the possession of ABN AMRO, and on all the present and future debts owing by ABN AMRO to the Borrower on any account whatsoever, as security for all and any present and future debts owing by the Borrower to ABN AMRO on any account whatsoever. ABN AMRO hereby accepts this (right of) pledge. In as far as these assets have not yet been pledged in advance or otherwise, to ABN AMRO as security \ for the aforementioned obligations of the Borrower, this Credit Agreement shall be deemed to be a pledge agreement and the notification required for the pledge shall be deemed to have been made. in so far as it is considered necessary.(new)

Other provisions

- With a view to the continuity of the Borrower's business, ABN AMRO deems it necessary that the Borrower's tangible net worth must at all times represent at least 30% of the (adjusted) balance sheet total.

                                   ABN AMRO Bank N.V., gevestigd te Amsterdam
                                   Handelsregister K.v.K. Amsterdam, nr 33002537

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ABN AMRO
                                            continuation Credit Agreement page 3

This criterion must be satisfied throughout the facility period. For the purpose of this credit arrangement tangible net worth shall be understood to mean: issued and paid-up share capital plus reserves, deferred taxation liabilities and loans subordinated to the Borrower's debts to ABN AMRO, minus intangible assets, receivables from intercompanies, shareholders and/or managing directors and shares the Borrower holds in his own company, as shown in the (consolidated) annual accounts accompanied by an unqualified auditor's report drawn up by an auditor acceptable to ABN AMRO and in accordance with the calculation bases and accounting principles applied in the annual accounts as at the 30th of September 2000.

- The Borrower will as far as possible lead his incoming and outgoing payments through ABN AMRO.

- The Borrower will submit to ABN AMRO a surveyor's report of the property to be mortgaged to ABN AMRO. The contents must be acceptable to ABN AMRO.

- The enclosed ABN AMRO General Credit Provisions dated January 1999 will apply. By signing this Credit Agreement the Borrower declares that he has received a copy of said General Credit Provisions and is fully aware of the contents thereof.

OTC Derivatives (new)

- ABN AMRO is prepared, until further notice, under the joint and several liability of each Borrower (hereinafter referred to as "the Client"), to enter into derivatives with the Client, mentioned below. However, ABN AMRO is not obliged to enter into such transactions with the Client. ABN AMRO will assess each transaction separately.

Suplusco Holding B.V
Key Technology B.V.

- The above-mentioned security and/or covenants also serve as security for the fulfilments of the obligations arising from derivatives transactions.

- The enclosed General Derivatives Provisions ("Algemene Bepalingen Derivatentransacties 2000') will apply to all derivatives transactions between the Client and ABN AMRO. By signing this Credit Agreement, the Client declares that he has received a copy of said General Provisions.

- In addition to article 8 of the General Derivatives Provisions ("Algemene Bepalingen Derivatentransacties 2000"), ABN AMRO may terminate one or more transactions immediately without warning or notice of default being required, and all debts owed by the Client on account of the transactions, whether or not payable, contingent or absolute, shall be payable to ABN AMRO forthwith and in full without any demand or default notice being required, in the event that the credit facility with ABN AMRO is terminated.

- ABN AMRO also encloses the brochure, "OTC-Derivatives Transactions with the Bank" ("OTC-derivatentransacties met de Bank"). By signing this Credit Agreement, the Client declares that he has received a copy of said brochure.

Signature:

Enschede, the 8th August 2002
ABN AMRO N.V.
Branch Enschede Oldenzaalsestraat 4

/s/   Henk de Wever
-------------------
/s/   J. A. Omvlee
-------------------


                                   ABN AMRO Bank N.V., gevestigd te Amsterdam
                                   Handelsregister K.v.K. Amsterdam, nr 3300257,

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ABN AMRO
                                            continuation Credit Agreement page 4



 Beusichem,  /s/  Kirk W. Morton    Sept. 3, 2002
            -------------------------------------
Suplusco Holding B.V.




 Beusichem,  /s/  Kirk W. Morton    Sept. 3, 2002
            -------------------------------------
 Key Technology B.V.





                                   ABN AMRO Bank N.V., gevestigd te Amsterdam
                                   Handelsregister K.v.K. Amsterdam, nr 3300257,